Exhibit 10.23

SECOND AMENDMENT

This SECOND AMENDMENT (this “Amendment”), effective as of December 8, 2022, is executed by and between ROYALTY PHARMA DEVELOPMENT FUNDING, LLC, a Delaware limited liability company (“RP” and the “Lender” and together with RP’s affiliates, successors and/or assignees that become Lenders hereunder, collectively but not jointly, the “Lenders”) and CYTOKINETICS, INCORPORATED, a Delaware corporation with offices located at 350 Oyster Point Boulevard, South San Francisco, CA 94080 (“Borrower”).

WHEREAS, the Lender and Borrower are party to that certain Development Funding Loan Agreement, dated as of January 7, 2022 (as amended by that certain Consent and Amendment, dated as of June 30, 2022, and as further amended, restated, modified or otherwise supplemented from time to time, the “Loan Agreement”); and

WHEREAS, the parties have agreed to make certain modifications to the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the benefits contained therein, the parties agree as follows:

SECTION 1 Definitions; Interpretation. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

SECTION 2 Amendment to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, and in reliance on the representations and warranties set forth in the Loan Agreement as described in Section 4 of this Amendment, the Loan Agreement is modified as follows:

(a) Section 2.2(a)(ii) and Section 2.2(a)(iii) of the Loan Agreement are hereby amended to replace the references therein to “December 31, 2022” with “March 31, 2023”;

(b) Section 2.2(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Repayment. Except as otherwise expressly specified in Section 2.2(d) and Section 2.2(e), with respect to each Term Loan made by the Lenders, Borrower shall make (i) quarterly payments commencing on the last Business Day of the seventh (7th) full calendar quarter following the calendar quarter of the Funding Date of such Term Loan in an amount equal to (y) in the case of Term Loans consisting of a Tranche 1 Advance, a Tranche 4 Advance or a Tranche 5 Advance, the amounts stated on “PART 1” of Schedule 2.2(c) attached hereto for the applicable calendar quarter, (z) in the case of Term Loans consisting of a Tranche 2 Advance or a Tranche 3 Advance, the amounts stated on “PART 2” of Schedule 2.2(c) attached hereto for the applicable calendar quarter, and (ii) on the Maturity Date, a payment of the Final Payment. Each Term Loan may only be prepaid, paid or repaid in accordance with Sections 2.2(d), 2.2(e) and 2.8.”;

(c) Article 14 of the Loan Agreement is hereby amended by amending and restating the following defined term in its entirety:

““Applicable Final Payment Amount” means (a) with respect to Term Loans consisting of a Tranche 1 Advance, a Tranche 4 Advance or a Tranche 5 Advance (or any other Term Loan not consisting of a Tranche 2 Advance or a Tranche 3 Advance) (as applicable), the “Applicable Final Payment Amount (PART 1)” (as defined in PART 1 of Schedule 2.2(c) to this Agreement), and (b) with respect to Term Loans consisting of a Tranche 2 Advance or a Tranche 3 Advance (as applicable), the “Applicable Final Payment Amount (PART 2)” (as defined in PART 2 of Schedule 2.2(c) to this Agreement).”; and

(d) Schedule 2.2(c) of the Loan Agreement is hereby amended and restated in its entirety with Schedule 2.2(c) attached hereto as Annex A hereto.

SECTION 3 Conditions Precedent to Effectiveness. This Amendment and the amendments set forth herein shall become effective on and as of the date hereof when the following conditions shall have been satisfied:

(a) Lender shall have received a counterpart signature page of this Amendment duly executed by the Borrower;

(b) the representations and warranties set forth in Section 4 of this Amendment are true, accurate and complete; and

(c) no default (including prior to giving effect to any grace or cure period) under any Loan Document or Event of Default shall have occurred and be continuing or result from the Borrower entering into this Amendment.

SECTION 4 Representations and Warranties. The Borrower represents and warrants that the representations and warranties in Article 5 of the Loan Agreement are true, accurate and complete in all material respects on the date hereof; provided, however that those representations and warranties expressly referring to a specific date are true, accurate and complete in all material respects as of such date; and provided, further that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.

SECTION 5 Governing Law; Submission to Jurisdiction; Waiver Of Jury Trial.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(b) JURISDICTION; VENUE.

(i) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS RESPECTIVE PROPERTY AND ASSETS, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, AND THE BORROWER AND ITS SUBSIDIARIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BORROWER AND ITS SUBSIDIARIES HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH OF THE BORROWER AND ITS SUBSIDIARIES HEREBY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH NEW YORK STATE AND FEDERAL COURTS. THE BORROWER AND ITS SUBSIDIARIES AGREE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT PROCESS MAY BE SERVED ON THE BORROWER AND ITS SUBSIDIARIES IN THE SAME MANNER THAT NOTICES MAY BE GIVEN PURSUANT TO ARTICLE 10 HEREOF.

(ii) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE BORROWER AND ITS SUBSIDIARIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 6 Miscellaneous.

(a) No Novation. This Amendment is not intended by the parties hereto to be, and shall not be construed to be, a novation of the Loan Agreement or any other Loan Document or an accord and satisfaction in regard thereto.

(b) Reaffirmation. The Borrower acknowledges, agrees and reaffirms (i) that it is bound by all of the terms of the Loan Documents, and (b) that it is responsible for the full complete performance and payment of all Obligations. Furthermore, the Borrower acknowledges, agrees and confirms that by entering into this Amendment, the Lenders do not, except as expressly set forth herein, waive or release any term or condition of any Loan Document or any of their rights or remedies under the Loan Documents or any applicable law or any of the obligations of the Borrower thereunder.

(c) Ratification. The Loan Agreement, as modified hereby, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed by the Borrower and shall remain in full force and effect according to their terms.

(d) No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as modified hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.

(e) Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f) Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

(g) Loan Document; Integration. This Amendment constitutes a Loan Document. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(h) Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Agreement by telecopy or other electronic method of transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(signature pages follow)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BORROWER:

CYTOKINETICS, INCORPORATED,
a Delaware corporation

By: /s/ Ching Jaw

Name: Ching Jaw

Title: Senior Vice President and Chief

Financial Officer

LENDER:

ROYALTY PHARMA DEVELOPMENT FUNDING, LLC
By: Royalty Pharma Holdings, Ltd., its Manager

By: /s/ George Lloyd

Name: George Lloyd

Title: Director

ANNEX A

See attached.

Schedule 2.2(c)

Payment Schedule

PART 1

(Applicable to Term Loans consisting of a Tranche 1 Advance, a Tranche 4 Advance or a Tranche 5 Advance)

Calendar Quarter to Commence Following the Funding Date of Such Applicable Term Loan	Payment Amount of Such Term Loan
7th	Applicable Multiplier Amount x $720,000
8th	Applicable Multiplier Amount x $720,000
9th	Applicable Multiplier Amount x $1,440,000
10th	Applicable Multiplier Amount x $1,440,000
11th	Applicable Multiplier Amount x $1,440,000
12th	Applicable Multiplier Amount x $1,440,000
13th	Applicable Multiplier Amount x $1,440,000
14th	Applicable Multiplier Amount x $1,440,000
15th	Applicable Multiplier Amount x $1,440,000
16th	Applicable Multiplier Amount x $1,440,000
17th	Applicable Multiplier Amount x $1,440,000
18th	Applicable Multiplier Amount x $1,440,000
19th	Applicable Multiplier Amount x $1,440,000
20th	Applicable Multiplier Amount x $1,440,000
21st	Applicable Multiplier Amount x $1,440,000
22nd	Applicable Multiplier Amount x $1,440,000
23rd	Applicable Multiplier Amount x $1,440,000
24th	Applicable Multiplier Amount x $1,440,000
25th	Applicable Multiplier Amount x $1,440,000
26th	Applicable Multiplier Amount x $1,440,000
27th	Applicable Multiplier Amount x $1,440,000
28th	Applicable Multiplier Amount x $1,440,000
29th	Applicable Multiplier Amount x $1,440,000
30th	Applicable Multiplier Amount x $1,440,000
31st	Applicable Multiplier Amount x $1,440,000
32nd	Applicable Multiplier Amount x $1,440,000
33rd	Applicable Multiplier Amount x $1,440,000
34th	Applicable Multiplier Amount x $1,440,000
35th	Applicable Multiplier Amount x $1,440,000
36th	Applicable Multiplier Amount x $1,440,000
37th	Applicable Multiplier Amount x $1,440,000
38th	Applicable Multiplier Amount x $1,440,000
39th	Applicable Multiplier Amount x $1,440,000
40th	Applicable Multiplier Amount x $1,440,000

Total Amount of Such Payments of Such Term Loan	Applicable Multiplier Amount x $47,520,000
Final Payment of Such Term Loan (the amount set forth in the column directly to the right of this column in this row of this chart, the “Applicable Final Payment Amount (PART 1)”)	The Result of (A) the Applicable Multiplier Amount x $47,520,000, Minus (B) the Amount of Payments Above in this Column that Have Been Made in Cash to the Applicable Lenders for such Term Loan

PART 2

(Applicable to Term Loans consisting of a Tranche 2 Advance and a Tranche 3 Advance)

Calendar Quarter to Commence Following the Funding Date of Such Applicable Term Loan	Payment Amount of Such Term Loan
7th	Applicable Multiplier Amount x $760,000
8th	Applicable Multiplier Amount x $760,000
9th	Applicable Multiplier Amount x $1,520,000
10th	Applicable Multiplier Amount x $1,520,000
11th	Applicable Multiplier Amount x $1,520,000
12th	Applicable Multiplier Amount x $1,520,000
13th	Applicable Multiplier Amount x $1,520,000
14th	Applicable Multiplier Amount x $1,520,000
15th	Applicable Multiplier Amount x $1,520,000
16th	Applicable Multiplier Amount x $1,520,000
17th	Applicable Multiplier Amount x $1,520,000
18th	Applicable Multiplier Amount x $1,520,000
19th	Applicable Multiplier Amount x $1,520,000
20th	Applicable Multiplier Amount x $1,520,000
21st	Applicable Multiplier Amount x $1,520,000
22nd	Applicable Multiplier Amount x $1,520,000
23rd	Applicable Multiplier Amount x $1,520,000
24th	Applicable Multiplier Amount x $1,520,000
25th	Applicable Multiplier Amount x $1,520,000
26th	Applicable Multiplier Amount x $1,520,000
27th	Applicable Multiplier Amount x $1,520,000
28th	Applicable Multiplier Amount x $1,520,000
29th	Applicable Multiplier Amount x $1,520,000
30th	Applicable Multiplier Amount x $1,520,000
31st	Applicable Multiplier Amount x $1,520,000
32nd	Applicable Multiplier Amount x $1,520,000
33rd	Applicable Multiplier Amount x $1,520,000
34th	Applicable Multiplier Amount x $1,520,000
35th	Applicable Multiplier Amount x $1,520,000
36th	Applicable Multiplier Amount x $1,520,000
37th	Applicable Multiplier Amount x $1,520,000
38th	Applicable Multiplier Amount x $1,520,000
39th	Applicable Multiplier Amount x $1,520,000
40th	Applicable Multiplier Amount x $1,520,000
Total Amount of Such Payments of Such Term Loan	Applicable Multiplier Amount x $50,160,000
Final Payment of Such Term Loan (the amount set forth in the column directly to the right of this column in this row of this	The Result of (A) the Applicable Multiplier Amount x $50,160,000, Minus (B) the Amount of Payments Above in this Column that Have

chart, the “Applicable Final Payment Amount (PART 2)”)	Been Made in Cash to the Applicable Lenders for such Term Loan